UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22080
                                                    -----------

                      First Trust Dividend and Income Fund
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                     Date of reporting period:   May 31, 2016
                                              -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2016

                                  FIRST TRUST
                                  DIVIDEND AND
                                     INCOME
                                      FUND
                                     (FAV)

      CHARTWELL INVESTMENT PARTNERS
------------------------------------------
INSTITUTIONAL AND PRIVATE ASSET MANAGEMENT

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2016

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  14
Statement of Operations.....................................................  15
Statements of Changes in Net Assets.........................................  16
Statement of Cash Flows.....................................................  17
Financial Highlights........................................................  18
Notes to Financial Statements...............................................  19
Additional Information......................................................  26


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Chartwell Investment Partners, LLC ("Chartwell" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Dividend and Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's web page at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust and Chartwell are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filing.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST DIVIDEND AND INCOME FUND (FAV) SEMI-ANNUAL
                        LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2016


Dear Shareholders:

Thank you for your investment in First Trust Dividend and Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended May 31, 2016, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

While markets were up and down during 2015, we believe there are three important things to remember. First, the U.S. economy grew, despite the massive decline in oil prices. Second, the tapering that began in 2014 by the Federal Reserve (the "Fed") did not stop growth in the U.S. economy. Finally, the long-anticipated rate hike by the Fed in December had little effect on the money supply, and the stock market was not shocked by the hike. Early in 2016, many investors were concerned that the volatility we saw in the market in 2015 would continue, and it did. From December 31, 2015 through February 11, 2016, the S&P 500(R) Index declined by 10.27%. Since then, the market has made a steady comeback, and as of May 31, 2016, the S&P 500(R) Index was up 15.43%.

First Trust believes that having a long-term investment horizon and being invested in quality products can help you reach your goals, regardless of how the market behaves. We have always maintained perspective about the markets and believe investors should as well. We will continue to strive to provide quality investment opportunities each and every day, which has been one of the hallmarks of our firm since its inception 25 years ago.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on helping investors like you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
"AT A GLANCE"
AS OF MAY 31, 2016 (UNAUDITED)

--------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------
Symbol on New York Stock Exchange                                      FAV
Common Share Price                                                   $8.90
Common Share Net Asset Value ("NAV")                                 $9.14
Premium (Discount) to NAV                                            (2.63)%
Net Assets Applicable to Common Shares                         $75,488,985
Current Quarterly Distribution per Common Share (1)                $0.1700
Current Annualized Distribution per Common Share                   $0.6800
Current Distribution Rate on Closing Common Share Price (2)           7.64%
Current Distribution Rate on NAV (2)                                  7.44%
--------------------------------------------------------------------------


-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------
            Common Share Price       NAV
5/15              $8.74             $10.10
                   8.64               9.98
                   8.66              10.00
                   8.65              10.04
6/15               8.60              10.01
                   8.48               9.85
                   8.43               9.83
                   8.56               9.94
                   8.21               9.51
7/15               8.23               9.64
                   8.12               9.54
                   8.20               9.62
                   7.84               9.15
8/15               7.81               9.20
                   7.65               8.95
                   7.81               9.10
                   7.81               9.07
9/15               7.72               8.97
                   7.95               9.03
                   8.25               9.32
                   8.33               9.39
                   8.26               9.30
10/15              8.34               9.28
                   8.33               9.39
                   8.06               9.11
                   8.15               9.28
11/15              8.17               9.32
                   8.27               9.29
                   8.07               8.92
                   8.17               8.91
                   8.45               9.18
12/15              8.46               9.12
                   8.05               8.60
                   7.76               8.41
                   7.59               8.30
1/16               7.72               8.49
                   7.65               8.27
                   7.36               8.13
                   7.76               8.34
2/16               7.87               8.46
                   8.20               8.74
                   8.36               8.85
                   8.36               8.96
3/16               8.48               8.86
                   8.69               8.97
                   8.62               8.92
                   8.77               9.09
                   8.72               9.05
4/16               8.80               9.01
                   8.65               8.96
                   8.64               8.92
                   8.72               8.98
                   8.86               9.16
5/16               8.90               9.14
-----------------------------------------------


--------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------
                                                                      Average Annual Total Return
                                                                     -----------------------------
                                                                                        Inception
                                 6 Months Ended     1 Year Ended     5 Years Ended      (9/20/07)
                                    5/31/16           5/31/16           5/31/16        to 5/31/16
Fund Performance (3)
NAV                                   2.39%            -1.83%            5.67%            2.22%
Market Value                         13.49%            10.47%            4.71%            1.37%

Index Performance
Russell 1000(R) Value Index           3.12%            -0.06%           10.70%            4.50%
S&P 500(R) Index                      1.93%             1.72%           11.67%            5.98%
--------------------------------------------------------------------------------------------------


-------------------------------------------------------
                                            % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
-------------------------------------------------------
General Electric Co.                            3.7%
Pfizer, Inc.                                    3.6
Merck & Co., Inc.                               3.1
JPMorgan Chase & Co.                            3.1
AT&T, Inc.                                      2.7
Wells Fargo & Co.                               2.5
Microsoft Corp.                                 2.2
Intel Corp.                                     2.1
Chevron Corp.                                   2.0
Medtronic PLC                                   2.0
-------------------------------------------------------
                                     Total     27.0%
                                              ======

-------------------------------------------------------
                                               % OF
CREDIT QUALITY (S&P RATINGS)(4)            SENIOR LOANS
-------------------------------------------------------
BBB                                            1.3%
BBB-                                           3.1
BB+                                            4.4
BB                                             8.0
BB-                                            16.5
B+                                             11.7
B                                              35.3
B-                                             9.0
CCC+                                           8.4
Privately rated securities                     2.3
-------------------------------------------------------
                                     Total    100.0%
                                              ======

-------------------------------------------------------
                                            % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
-------------------------------------------------------
Financials                                     29.2%
Health Care                                    13.6
Consumer Discretionary                         12.0
Consumer Staples                                9.7
Energy                                          9.3
Information Technology                          8.9
Industrials                                     8.7
Telecommunication Services                      4.5
Utilities                                       2.4
Other                                           0.9
Materials                                       0.8
-------------------------------------------------------
                                     Total    100.0%
                                              ======


(1) Most recent distribution paid or declared through 5/31/2016. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2016. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Ratings are by Standard & Poor's, except where otherwise noted. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2016


Chartwell Investment Partners, LLC ("Chartwell"), a wholly owned subsidiary of TriState Capital Holdings, Inc., is a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. TriState Capital Holdings, Inc., Chartwell's parent company, closed on its acquisition of The Killen Group on April 29, 2016. The Killen Group is the investment advisor to the Berwyn Funds. All of The Killen Group's assets and employees became part of Chartwell. The Killen Group's investment team is the fifth investment team under the Chartwell umbrella and works independently with no involvement in portfolio management or other services that Chartwell provides to the Fund. Chartwell manages the equity component and the options element of the First Trust Dividend and Income Fund's (the "Fund") strategy. First Trust Advisors L.P. ("First Trust") manages the senior loan and leverage component of the Fund's strategy.

On March 18, 2016, First Trust announced that the Fund's Board of Trustees approved the merger of the Fund into First Trust High Income ETF (Nasdaq: FTHI), an actively managed exchange-traded fund ("ETF") managed by First Trust, and a series of First Trust Exchange-Traded Fund VI (the "Trust"). FTHI will be the surviving fund. Under the terms of the proposed transaction, which is expected to be tax-free, the Fund's assets would be transferred to, and the Fund's liabilities would be assumed by, FTHI, and the Fund's shareholders would receive shares of FTHI with a value equal to the aggregate net asset value of the Fund's shares held by them. It is currently expected that the transaction will be consummated no later than October 31, 2016, subject to requisite shareholder approvals, satisfaction of applicable regulatory requirements and approvals, and customary closing conditions. There is no assurance when or whether such approvals, or any other approvals required for the transaction, will be obtained.

                           PORTFOLIO MANAGEMENT TEAM

DOUGLAS W. KUGLER, SENIOR PORTFOLIO MANAGER, CHARTWELL

PETER M. SCHOFIELD, SENIOR PORTFOLIO MANAGER, CHARTWELL

WILLIAM HOUSEY, CFA, SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER, FIRST
TRUST

SCOTT D. FRIES, CFA, SENIOR VICE PRESIDENT, PORTFOLIO MANAGER, FIRST TRUST


EQUITY MARKET RECAP

The S&P 500(R) Index (the "Index") returned 1.93% (inclusive of dividends) for the six-month period ended May 31, 2016. Unlike the first half of last fiscal year which saw one of the narrowest trading ranges on record, these six months saw a great deal of volatility not only in stocks but in currencies, oil, and interest rates as well. The Index started the fiscal year only 2.4% from its record high set in the late spring of 2015. After a little volatility in December, which saw the market trade within a 100 point range, much larger volatility set in. The Index suffered its worst ever one-week return to start a calendar year and the period from the start of 2016 through February 11 was the worst 28 trading days to start a year in 68 years (down 10.3% inclusive of dividends). During this period, it seemed as though the markets were anticipating a coordinated global recession. There were a litany of factors that contributed to these fears: questions about the stability of the Chinese currency and stock markets; concerns around the liquidity of European banks; uncertainty over the impact of negative interest rates in several large countries; fears of the Federal Reserve (the "Fed") making a policy mistake by possibly raising rates up to four times in 2016; and weakness in the price of oil and several economic indicators. However, several things occurred around February 12th which made the fear of global recession fade and allowed the stock market to more than recover its losses from those first 28 trading days. Among them were: better U.S. economic data; the rumor that OPEC was discussing a production freeze, which reversed the slide in oil prices; with oil prices recovering, fears over bank credit profiles eased; and various speakers from the Fed talked down the possibility of the previously discussed four rate hikes. All of this volatility drove investors into certain groups of stocks that are considered more 'safe' than other groups. Oil's volatility saw a barrel of Brent crude go from $45 to start the period to $28 in mid-February only to settle at $50 at the end of May. Interest rates were another point of focus as the 10-year U.S. Treasury yield moved from 2.21% at the beginning of the period to 1.66% and then settled at 1.85% as of May 31, 2016. The yield curve flattened during the period as the difference between two-year and ten-year U.S. Treasury yields went from 1.28% to 0.97%. The fixed-income market appears to believe short-term rates will rise but longer-term economic activity will be subdued.

PERFORMANCE SUMMARY - EQUITY COMPONENT

For the six months ended May 31, 2016, the Fund returned 2.39% based on net asset value ("NAV") on a total return(1) basis. The Index returned 1.93% and the Russell 1000(R) Value Index returned 3.12% on a total return basis over the same period. The equity portion of the Fund's assets was up approximately 2.10% over the period. The Fund's options overwriting program was essentially


-----------------------------
(1) Total return is based on the combination of reinvested dividends, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results

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--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
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                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2016


neutral to returns as the large and sharp moves in the market made it difficult to add value through written options. Returns in the market for the period were dominated by what we call "safe haven" groups.

When combined, the Utilities, Telecommunications and Consumer Staples groups accounted for over 78% of the Russell 1000(R) Value's return for the period while only comprising 16.7% of the average weight during the period. This level of concentration in returns made it difficult for the Fund to outperform the benchmark in the period. Within the equity portion of the portfolio, an underweight in the Utilities group and an overweight in the Consumer Discretionary group were detrimental to relative performance as the Utilities group returned an Index best of 17.57% for the period while the Consumer Discretionary group was down 3.02% which was the worst return of the ten major groups. An overweight in the Telecommunications group which was up 16.14% partially offset the negative impacts from the Utilities and Consumer Discretionary groups. Stock selection in the Financials, Consumer Services and Consumer Staples groups was a positive contributor to relative returns while stock selection in the Information Technology, Retailing and Materials groups detracted from relative performance. Several of the Fund's holdings performed quite well during the period. Philip Morris (+15.45%), Altria Group (+12.58%), Verizon Communications (+14.58%), and PPL Corp. (+15.72%) all benefited from being "safe haven" stocks. In addition, both B&G Foods (+16.29%) and Lamar Advertising (+14.11%) performed well on better than expected earnings. Of course not all stocks performed so strongly. L Brands (-31.03%), a retailer and owner of the Victoria's Secret brand, fell on a surprise negative earnings report and the announcement of several changes including a change to their promotional efforts. General Motors (-11.62%) declined on fears that the upswing in car buying, particularly in the U.S., is waning. Finally, ConocoPhillips (-17.88%) fell on the announcement that they were reducing their dividend.

EQUITY MARKET OUTLOOK

We have been thinking that the markets would remain volatile - but we did not expect the level of volatility that was seen in the first quarter of this year. We believe the almost manic swings between the market's recent highs and lows have been caused by macro-level events or fears. What is the Fed going to do? Are there really four more hikes on the way? How will China's economy/stock market/currency act? Is the decline in oil prices going to cause excessive defaults in the high-yield bond market and/or ruin the balance sheets of banks? Are we headed towards a U.S./global recession? Our inclination at this point is to take the positive side on these issues. We think the Fed has seen what the fear of moving too fast can do to the U.S. and global markets so we believe they will act with caution. The Chinese government wants to stay in power and it appears they will keep attempting to drive their domestic economy higher while transitioning to more domestic-led growth in GDP (we believe they will be accepting of a lower growth rate though). We believe the over-supply of oil will dissipate through increased demand and lower supply - just as a free market should respond (as long as OPEC continues to be unable to come to an agreement). Therefore, we believe lenders to oil-related companies will suffer some losses but not catastrophic losses that would jeopardize the financial system. That is not to say we believe there is little risk in this market. There is plenty of risk. Our positive-bias towards these issues can turn out to be wrong. New issues can (and most certainly will) crop up. Geo-political hotspots exist throughout the world and any of them could escalate and worry the market as "Brexit" has done. Lastly, we have seen a rather raucous U.S. presidential primary season. What happens in the fall during the actual presidential and congressional elections is anybody's guess. The market has been essentially unchanged since the start of 2015. So will this respite allow the market to advance more strongly in the coming years or is it a forbearer of tougher markets to come? We believe that depends on how the litany of risks we discussed above play out - including those that are unexpected. But all these uncertainties can provide positive impetus to stock prices if they are resolved in a market friendly manner.

Given valuations in the equity markets are above longer-term averages, we believe that earnings growth will have to improve in order for the equity market to move substantially higher. While this earnings growth has proven to be more difficult than in prior years, we believe that certain factors (the sharp oil price decline, the large rise in the value of the U.S. Dollar) have been strong headwinds for overall earnings growth and that those factors will not weigh as much on earnings going forward. Absent a global recession, we believe that revenues should move higher and companies will continue to be vigilant on controlling costs thereby keeping margins at or near current high levels. Therefore, we believe earnings should begin to rise again. In addition, we believe that the uptick in mergers and acquisitions will continue as will strong stock repurchases which should help corporations in their search for earnings growth. Low interest rates have helped facilitate these corporate actions and, at least in the near-term, we believe rates will remain low enough to continue to drive these actions.

Our outlook is essentially unchanged. Despite the uncertainties, the economy should continue to grow at a reasonable, but not overly strong rate, and corporate profits should begin to resume their growth. This could provide a solid backdrop for the market going forward. However, with valuation of the stock market no longer at the lower end of historical norms, and with earnings growth flattening out, moves higher in the Index will likely be more muted going forward with the increased likelihood of periods of price declines. No matter the outcome of these issues, we will manage the Fund with the dual objectives of generating a high level of current income while seeking capital appreciation over the market cycle.

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--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2016


PERFORMANCE SUMMARY - SENIOR LOAN COMPONENT

The S&P/LSTA Leveraged Loan Index returned 3.39% for the six-month period ended May 31, 2016. After a volatile back half to the fourth quarter of 2015 and first half of the first quarter of 2016, the period following February 11, 2016 was strongly positive. This volatility was driven in part by what we believed to be a decoupling of market price volatility from fundamentals. We found that with any hint of negative news for a given company or industry, senior loans or high-yield bonds would experience significant volatility. This price action was warranted in some specific instances, but generally speaking, was in excess of what we would have expected. The Fund utilizes leverage to purchase senior loans. The use of leverage contributed positively as the total return of senior loans exceeded the borrowing cost of leverage. Leverage at the end of May was approximately 18.9% of managed assets.

SENIOR LOAN MARKET RECAP

The start of 2016 proved to be quite eventful in the capital markets, as equity market volatility early in the first quarter instilled fear in investors that the U.S. economy might be slowing and led some to speculate that the U.S. economy might be heading into a recession. Additionally, the inconsistent rhetoric from the U.S. Federal Reserve (the "Fed") in the latter half of 2015 and the eventual start to a new rate hike cycle contributed to overall instability in the broader financial markets. On February 11, 2016, the low-point for financial markets during 2016, the high-yield bond index was off 5.14% and the senior loan index was off 1.36% year-to-date, according to Bloomberg. This compared to the Index which was off 10.27% for the same period. However, as the equity markets bottomed and reversed course, the credit markets also rebounded and by the end of May 2016, the high-yield bond index and senior loan index total returns from the trough on February 11th were 14.01% and 5.93%, respectively. For comparison, the Index rallied 15.43% during that same time period. Despite the increased volatility, the high-yield index and senior loan index total return for the 2016 year-to-date period through May 31, 2016 were 8.15% and 4.49%, respectively. The Index total return was 3.57% for the same time period.

SENIOR LOAN MARKET AND FUND OUTLOOK

Credit markets appear well positioned for the intermediate term. We believe the combination of strong technical tailwinds created by global central bank policy, attractive valuations within the credit markets, a below-average default rate environment, modest but healthy economic growth and sound corporate fundamentals provide a firm backdrop for returns in the periods ahead. However, we believe that the volatility that we have experienced since the second half of 2015 may continue to persist throughout 2016. We believe that this volatility has and should lead to some compelling valuations and opportunities in the U.S. high-yield bond and senior bank loan markets. With that said, we believe credit selection will be paramount to driving strong returns over the remainder of the economic cycle. In the early years of the economic recovery, returns came relatively easily. We believe returns can still be healthy for this portion of the cycle, however, they will be harder to come by, accompanied by greater volatility in the markets.

Based on current valuations (average price of $93.41 and spread of L+573(2)), we believe senior loans, given their senior secured position in the capital structure, floating interest rate, high income and limited commodity exposure (energy, metals and mining only comprise 3.84% of the senior loan benchmark on a market value basis), are well positioned to deliver attractive risk adjusted returns. Retail investors have continued to reduce exposure to senior loans in the wake of declining Treasury yields and continued dovish Fed rhetoric. We believe that with further increases in the Federal Funds rate on the horizon, even if they occur at a modest pace, investors in senior loans are likely to benefit. We believe there remains a substantial asymmetry in the risk vs. reward equation for long-duration fixed-income securities (those with the most rate sensitivity). As a result, even modestly increasing interest rates can present challenges for traditional fixed-income investors.

In summary, we believe that both the high-yield bond and senior loan markets currently offer compelling opportunities, and specifically within actively managed strategies where return opportunities can be realized and risk can be appropriately managed. In a market where equity volatility is high, investors may benefit from moving up the corporate capital structure into high-yield bonds and senior loans to take advantage of the attractive valuations and lower volatility.

As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.


-----------------------------
(2) The average spread for the S&P/LSTA Leveraged Loan Index over the London Interbank Offered Rate (LIBOR).

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS
MAY 31, 2016 (UNAUDITED)

  SHARES                                        DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS - 82.6%

             AEROSPACE & DEFENSE - 1.4%
      9,500  Honeywell International, Inc. (a)................................................  $    1,081,385
                                                                                                --------------
             AUTOMOBILES - 1.2%
     30,000  General Motors Co................................................................         938,400
                                                                                                --------------
             BANKS - 12.9%
     28,000  BB&T Corp. (a)...................................................................       1,018,360
     70,000  F.N.B. Corp......................................................................         937,300
     40,000  Fifth Third Bancorp..............................................................         754,800
     43,000  JPMorgan Chase & Co. (a).........................................................       2,806,610
      9,500  M&T Bank Corp....................................................................       1,135,250
     20,000  PacWest Bancorp..................................................................         833,600
     44,000  Wells Fargo & Co. (a)............................................................       2,231,680
                                                                                                --------------
                                                                                                     9,717,600
                                                                                                --------------
             BIOTECHNOLOGY - 2.2%
     26,000  AbbVie, Inc. (a).................................................................       1,636,180
                                                                                                --------------
             CAPITAL MARKETS - 2.2%
     27,500  Charles Schwab (The) Corp........................................................         840,950
     25,000  Invesco Ltd......................................................................         785,000
                                                                                                --------------
                                                                                                     1,625,950
                                                                                                --------------
             CHEMICALS - 0.8%
      7,500  LyondellBasell Industries N.V., Class A..........................................         610,200
                                                                                                --------------
             COMMERCIAL SERVICES & SUPPLIES - 1.3%
     60,000  Covanta Holding Corp.............................................................       1,000,200
                                                                                                --------------
             CONSUMER FINANCE - 1.3%
     15,500  American Express Co..............................................................       1,019,280
                                                                                                --------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 4.1%
     63,200  AT&T, Inc. (a)...................................................................       2,474,280
     12,700  Verizon Communications, Inc. (a).................................................         646,430
                                                                                                --------------
                                                                                                     3,120,710
                                                                                                --------------
             ELECTRIC UTILITIES - 1.5%
     30,000  PPL Corp. (a)....................................................................       1,156,200
                                                                                                --------------
             ENERGY EQUIPMENT & SERVICES - 0.4%
     33,500  Noble Corp. PLC..................................................................         279,390
                                                                                                --------------
             FOOD & STAPLES RETAILING - 1.5%
     12,000  CVS Health Corp..................................................................       1,157,400
                                                                                                --------------
             FOOD PRODUCTS - 2.1%
     17,500  B&G Foods, Inc...................................................................         752,325
     10,000  Kraft Heinz (The) Co.............................................................         831,900
                                                                                                --------------
                                                                                                     1,584,225
                                                                                                --------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 2.4%
     22,300  Medtronic PLC (a)................................................................       1,794,704
                                                                                                --------------
             HOTELS, RESTAURANTS & LEISURE - 2.9%
     14,000  DineEquity, Inc. (a).............................................................       1,176,840
     17,000  Six Flags Entertainment Corp. (a)................................................         980,730
                                                                                                --------------
                                                                                                     2,157,570
                                                                                                --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2016 (UNAUDITED)

  SHARES                                        DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

             INDUSTRIAL CONGLOMERATES - 4.4%
    110,000  General Electric Co. (a).........................................................  $    3,325,300
                                                                                                --------------
             INSURANCE - 5.0%
     23,000  Arthur J. Gallagher & Co.........................................................       1,111,590
     12,000  Chubb, Ltd.......................................................................       1,519,320
     24,500  MetLife, Inc.....................................................................       1,115,975
                                                                                                --------------
                                                                                                     3,746,885
                                                                                                --------------
             IT SERVICES - 1.7%
     15,000  Automatic Data Processing, Inc. (a)..............................................       1,317,600
                                                                                                --------------
             MEDIA - 3.4%
     30,000  Cinemark Holdings, Inc...........................................................       1,085,400
     43,000  National CineMedia, Inc..........................................................         627,800
     40,000  Regal Entertainment Group, Class A (a)...........................................         841,200
                                                                                                --------------
                                                                                                     2,554,400
                                                                                                --------------
             MULTI-UTILITIES - 1.3%
     11,000  DTE Energy Co. (a)...............................................................         997,480
                                                                                                --------------
             OIL, GAS & CONSUMABLE FUELS - 8.8%
     18,000  Chevron Corp. (a)................................................................       1,818,000
     20,500  ConocoPhillips (a)...............................................................         897,695
     12,000  Exxon Mobil Corp.................................................................       1,068,240
     10,000  Occidental Petroleum Corp. (a)...................................................         754,400
     29,800  Royal Dutch Shell PLC, ADR, Class A (a)..........................................       1,445,002
     13,200  TOTAL S.A., ADR (a)..............................................................         640,464
                                                                                                --------------
                                                                                                     6,623,801
                                                                                                --------------
             PHARMACEUTICALS - 8.1%
     50,000  Merck & Co., Inc. (a)............................................................       2,813,000
     95,000  Pfizer, Inc. (a).................................................................       3,296,500
                                                                                                --------------
                                                                                                     6,109,500
                                                                                                --------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
     60,000  Intel Corp. (a)..................................................................       1,895,400
     20,000  Microchip Technology, Inc. (a)...................................................       1,033,600
                                                                                                --------------
                                                                                                     2,929,000
                                                                                                --------------
             SOFTWARE - 2.6%
     37,000  Microsoft Corp...................................................................       1,961,000
                                                                                                --------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.1%
      8,600  Apple, Inc. (a)..................................................................         858,796
                                                                                                --------------
             TOBACCO - 4.1%
     27,000  Altria Group, Inc. (a)...........................................................       1,718,280
     13,800  Philip Morris International, Inc. (a)............................................       1,361,784
                                                                                                --------------
                                                                                                     3,080,064
                                                                                                --------------
             TOTAL COMMON STOCKS..............................................................      62,383,220
             (Cost $63,614,252)                                                                 --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2016 (UNAUDITED)

  SHARES/
   UNITS                                                DESCRIPTION                                VALUE
-----------  ---------------------------------------------------------------------------------  --------------
MASTER LIMITED PARTNERSHIPS - 3.4%

             CAPITAL MARKETS - 1.0%
     28,500  Blackstone Group, L.P............................................................  $      746,415
                                                                                                --------------
             OIL, GAS & CONSUMABLE FUELS - 2.4%
     26,000  Alliance Resource Partners, L.P..................................................         380,900
     16,700  Energy Transfer Partners, L.P....................................................         605,542
     19,000  Enterprise Products Partners, L.P................................................         527,440
     18,000  Golar LNG Partners, L.P..........................................................         306,180
                                                                                                --------------
                                                                                                     1,820,062
                                                                                                --------------
             TOTAL MASTER LIMITED PARTNERSHIPS................................................       2,566,477
             (Cost $3,590,653)                                                                  --------------

COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 1.4%

             CAPITAL MARKETS - 1.4%
     71,000  Ares Capital Corp.............................................................          1,053,640
             (Cost $1,216,234)                                                                  --------------


 PRINCIPAL                                                                           STATED
   VALUE                         DESCRIPTION                         RATE (b)     MATURITY (c)      VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 21.1%

             CAPITAL MARKETS - 0.3%
$   194,152  American Beacon Advisors, Inc., Term Loan B.........      5.50%        03/15/22           192,211
                                                                                                --------------
             CHEMICALS - 0.1%
     98,999  Ineos US Finance LLC, 2022 Dollar Term Loan.........      4.25%        03/31/22            98,834
                                                                                                --------------
             COMMERCIAL SERVICES & SUPPLIES - 0.8%
    381,005  SMG Holdings, Inc., Term Loan B.....................      4.50%        02/27/20           374,338
    195,500  WTG Holdings III Corp. (EWT Holdings III Corp.),
                Term Loan (First Lien)...........................      4.75%        01/15/21           195,011
                                                                                                --------------
                                                                                                       569,349
                                                                                                --------------
             CONSUMER FINANCE - 0.3
    237,292  Walter Investment Management Corp., Tranche B Term
                Loan.............................................      4.75%        12/18/20           200,511
                                                                                                --------------
             CONTAINERS & PACKAGING - 0.2%
    122,548  Anchor Glass Container Corp., Term B Loan...........      4.75%        07/01/22           122,956
                                                                                                --------------
             DIVERSIFIED CONSUMER SERVICES - 1.1%
    229,381  Asurion LLC, Incremental Tranche B-1 Term Loan......      5.00%        05/24/19           229,585
    235,551  Asurion LLC, Incremental Tranche B-4 Term Loan......      5.00%        08/04/22           234,767
    352,941  Asurion LLC, Term Loan (Second Lien)................      8.50%        03/03/21           344,647
                                                                                                --------------
                                                                                                       808,999
                                                                                                --------------
             DIVERSIFIED FINANCIAL SERVICES - 1.3%
    199,000  AlixPartners LLP, Initial Term Loan.................      4.50%        07/15/22           199,547
    298,431  Duff & Phelps Corp., Initial Term Loan..............      4.75%        04/23/20           297,685
    500,000  First Data Corp., 2021 New Dollar Term Loan.........      4.44%        03/24/21           502,085
                                                                                                --------------
                                                                                                       999,317
                                                                                                --------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
    250,000  Level 3 Financing, Inc., Tranche B-II 2022 Term
                Loan.............................................      3.50%        05/31/22           249,895
                                                                                                --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS &
                COMPONENTS - 0.2%
    177,727  Zebra Technologies Corp., Initial Term Loan.........      4.75%        10/27/21           178,561
                                                                                                --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2016 (UNAUDITED)

 PRINCIPAL                                                                           STATED
   VALUE                         DESCRIPTION                         RATE (b)     MATURITY (c)      VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             FOOD & STAPLES RETAILING - 1.3%
$   511,500  Albertsons LLC, Term B-4 Loan.......................      5.50%        08/25/21    $      511,342
    501,016  BJ's Wholesale Club, Inc., New 2013 (November)
                Replacement Loan (First Lien)....................      4.50%        09/26/19           498,511
                                                                                                --------------
                                                                                                     1,009,853
                                                                                                --------------
             FOOD PRODUCTS - 1.4%
  1,000,000  New HB Acquisition LLC, Term B Loan (Second Lien)...      8.50%        08/03/23           990,000
     99,750  Pinnacle Foods Finance LLC, Tranche I Term Loan.....      3.75%        01/13/23           100,181
                                                                                                --------------
                                                                                                     1,090,181
                                                                                                --------------
             HEALTH CARE PROVIDERS & SERVICES - 1.9%
    318,436  CareCore National LLC, Term Loan....................      5.50%        03/05/21           296,145
     63,499  CHS/Community Health Systems, Inc., Incremental 2021
                Term H Loan......................................      4.00%        01/27/21            62,518
    247,500  Curo Health Services Holdings, Inc., Term B Loan
                (First Lien).....................................      6.50%        02/07/22           246,572
    673,083  Healogics, Inc. (CDRH Parent, Inc.), Initial Term
                Loan (First Lien)................................      5.25%        07/01/21           615,871
    224,438  U.S. Renal Care, Inc., Term Loan B..................      5.25%        12/30/22           222,474
                                                                                                --------------
                                                                                                     1,443,580
                                                                                                --------------
             HOTELS, RESTAURANTS & LEISURE - 5.2%
    738,792  Amaya Holdings B.V., Initial Term B Loan
                (First Lien).....................................      5.00%        08/01/21           715,092
    638,625  Caesars Growth Partners LLC, Term B Loan
                (First Lien).....................................      6.25%        05/08/21           597,114
    370,125  CityCenter Holdings LLC, Term B Loan................      4.25%        10/16/20           371,050
    390,181  Focus Brands, Inc., Refinancing Term Loan
                (First Lien).....................................      4.25%        02/21/18           389,857
    493,750  Norwegian Cruise Lines (NCL Corp.), Term B Loan.....      4.00%        11/19/21           493,340
    320,154  Planet Fitness Holdings LLC, Term Loan..............      4.50%        03/31/21           320,955
    640,250  Portillo's Holdings LLC, Term B Loan (First Lien)...      4.75%        08/02/21           632,247
    211,071  Red Lobster Management LLC, Initial Term Loan
                (First Lien).....................................      6.25%        07/28/21           211,599
    231,230  ROC Finance LLC, Funded Term B Loan.................      5.00%        06/20/19           221,114
                                                                                                --------------
                                                                                                     3,952,368
                                                                                                --------------
             INSURANCE - 0.7%
     98,884  Amwins Group LLC, Term Loan B.......................      4.75%        09/06/19            99,234
    244,290  Confie Seguros Holding II Co., Term B Loan
                (First Lien).....................................      5.75%        11/09/18           240,828
    219,375  USI, Inc. (Compass Investors, Inc.), Initial Term
                Loan.............................................      4.25%        12/27/19           218,142
                                                                                                --------------
                                                                                                       558,204
                                                                                                --------------
             IT SERVICES - 0.2%
    131,118  Sungard Availability Services Capital, Inc., Term
                Loan B...........................................      6.00%        03/29/19           117,295
                                                                                                --------------
             LIFE SCIENCES TOOLS & SERVICES - 0.9%
    426,750  InVentiv Health, Inc., Term B-4 Loan................      7.75%        05/15/18           426,750
    286,081  Pharmaceutical Product Development, Inc., Initial
                Term Loan........................................      4.25%        08/18/22           286,319
                                                                                                --------------
                                                                                                       713,069
                                                                                                --------------
             MACHINERY - 0.4%
    296,250  Douglas Dynamics LLC, Term Loan B...................      5.25%        12/02/21           296,991
                                                                                                --------------
             MEDIA - 0.9%
    217,332  Formula One (Delta 2 Lux S.A.R.L.),
                Facility B3 (USD)................................      4.75%        07/30/21           214,107
    181,188  Media General, Inc., Term Loan B....................      4.00%        07/31/20           181,278
    244,665  WME IMG Worldwide, Inc., Term Loan (First Lien).....      5.25%        05/06/21           245,353
                                                                                                --------------
                                                                                                       640,738
                                                                                                --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2016 (UNAUDITED)

 PRINCIPAL                                                                           STATED
   VALUE                         DESCRIPTION                         RATE (b)     MATURITY (c)      VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

             PHARMACEUTICALS - 0.8%
$   319,350  Akorn, Inc., Loan...................................      5.25%        04/16/21    $      320,946
    194,348  Patheon, Inc. (JLL/Delta Dutch Newco B.V.),
                Initial Dollar Term Loan.........................      4.25%        03/11/21           191,069
     97,665  Valeant Pharmaceuticals International, Inc.,
                Series F-1 Tranche B Term Loan...................      5.00%        04/01/22            96,377
                                                                                                --------------
                                                                                                       608,392
                                                                                                --------------
             PROFESSIONAL SERVICES - 0.9%
    123,744  Advantage Sales & Marketing, Inc., Initial Term Loan
                (First Lien).....................................      4.25%        07/23/21           123,203
    201,215  Information Resources, Inc., Term Loan..............      4.75%        09/30/20           201,342
    343,000  TransUnion LLC, 2015 Term B-2 Loan..................      3.50%        04/09/21           342,904
                                                                                                --------------
                                                                                                       667,449
                                                                                                --------------
             SOFTWARE - 0.7%
     99,500  Blue Coat Systems, Inc., Initial Term Loan..........      4.50%        05/20/22            99,096
    471,389  BMC Software Finance, Inc., Initial US Term Loan....      5.00%        09/10/20           421,893
                                                                                                --------------
                                                                                                       520,989
                                                                                                --------------
             SPECIALTY RETAIL - 0.9%
    340,770  Neiman Marcus Group, Inc., The, Other Term Loan.....      4.25%        10/25/20           312,087
    222,369  PetSmart, Inc., Tranche B-1 Loan....................      4.25%        03/11/22           222,369
    169,924  Serta Simmons Holdings LLC, Term Loan B.............      4.25%        10/01/19           170,164
                                                                                                --------------
                                                                                                       704,620
                                                                                                --------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.3%
    201,154  Dell, Inc., Term B-2 Loan...........................      4.00%        04/29/20           201,191
                                                                                                --------------
             TOTAL SENIOR FLOATING-RATE LOAN INTERESTS........................................      15,945,553
             (Cost $16,250,813)                                                                 --------------


                                                                      STATED         STATED
  SHARES                         DESCRIPTION                           RATE         MATURITY        VALUE
-----------  ----------------------------------------------------  -------------  ------------  --------------
$25 PAR PREFERRED SECURITIES - 4.3%

             BANKS - 1.1%
     31,500  PNC Financial Services Group, Inc., Series Q........      5.38%          (d)              809,550
                                                                                                --------------
             CAPITAL MARKETS - 1.0%
     29,300  Goldman Sachs Group, Inc............................      5.95%          (d)              758,870
                                                                                                --------------
             CONSUMER FINANCE - 1.5%
     42,800  Discover Financial Services, Series B...............      6.50%          (d)            1,131,632
                                                                                                --------------
             MARINE - 0.7%
     20,000  Seaspan Corp., Series D.............................      7.95%          (d)              505,000
                                                                                                --------------
             TOTAL $25 PAR PREFERRED SECURITIES...............................................       3,205,052
             (Cost $3,025,883)                                                                  --------------

$100 PAR PREFERRED SECURITIES - 1.0%

             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.0%
      7,500  Frontier Communications Corp., Series A.............     11.13%        06/29/18           738,150
             (Cost $751,518)                                                                    --------------


Page 10                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2016 (UNAUDITED)

  SHARES                                        DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
INVESTMENT COMPANIES - 1.8%

             CAPITAL MARKETS - 1.1%
      4,000  SPDR S&P 500 ETF Trust...........................................................  $      840,320
                                                                                                --------------
             OIL, GAS & CONSUMABLE FUELS - 0.7%
     27,800  Kayne Anderson MLP Investment Co.................................................         530,424
                                                                                                --------------
             TOTAL INVESTMENT COMPANIES.......................................................       1,370,744
             (Cost $1,823,609)                                                                  --------------

REAL ESTATE INVESTMENT TRUSTS - 4.5%

     25,000  Blackstone Mortgage Trust, Inc., Class A.........................................         704,750
     10,000  Crown Castle International Corp..................................................         908,100
     20,000  Hospitality Properties Trust.....................................................         512,000
     20,000  Lamar Advertising Co., Class A...................................................       1,301,000
                                                                                                --------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS..............................................       3,425,850
             (Cost $3,154,064)                                                                  --------------

             TOTAL INVESTMENTS - 120.1%.......................................................      90,688,686
             (Cost $93,427,026) (e)                                                             --------------


 NUMBER OF
 CONTRACTS                                      DESCRIPTION                                         VALUE
-----------  ---------------------------------------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (0.4%)

             Altria Group, Inc. Call
        150  @ $65.00 due June 2016...........................................................          (3,000)
                                                                                                --------------
             Apple, Inc. Call
         25  @ 100.00 due June 2016...........................................................          (4,000)
                                                                                                --------------
             Energy Transfer Partners L.P. Call
         75  @  37.50 due June 2016...........................................................          (4,875)
                                                                                                --------------
             Honeywell International, Inc. Call
         50  @ 115.00 due June 2016..........................................................           (4,950)
                                                                                                --------------
             JPMorgan Chase & Co. Call
        125  @  65.00 due June 2016...........................................................         (15,375)
                                                                                                --------------
             Lamar Advertising Co. Call
        100  @ $65.00 due June 2016...........................................................          (8,000)
                                                                                                --------------
             Medtronic PLC Call
        150  @  85.00 due June 2016...........................................................            (600)
                                                                                                --------------
             Microchip Technology, Inc. Call
         75  @  50.00 due June 2016...........................................................         (42,975)
                                                                                                --------------
             Occidental Petroleum Corp. Call
         25  @  77.50 due June 2016...........................................................            (900)
                                                                                                --------------
             Philip Morris International, Inc. Call
         75  @  105.00 due June 2016..........................................................            (225)
                                                                                                --------------
             Six Flags Entertainment Corp. Call
         75  @  60.00 due June 2016...........................................................          (2,100)
                                                                                                --------------
             S&P 500 Index Calls (f)
         65  @  2,100.00 due June 2016........................................................        (105,170)
         65  @  2,115.00 due June 2016........................................................         (62,400)
         50  @  2,130.00 due June 2016........................................................         (23,500)
                                                                                                --------------
                                                                                                      (191,070)
                                                                                                --------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2016 (UNAUDITED)

                                                DESCRIPTION                                         VALUE
             ---------------------------------------------------------------------------------  --------------
             TOTAL CALL OPTIONS WRITTEN.......................................................  $     (278,070)
             (Premiums received $150,872)                                                       --------------

             OUTSTANDING LOAN - (23.3%).......................................................     (17,600,000)

             NET OTHER ASSETS AND LIABILITIES - 3.6%..........................................       2,678,369
                                                                                                --------------
             NET ASSETS - 100.0%..............................................................  $   75,488,985
                                                                                                ==============

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan and call options written.

(b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at May 31, 2016. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d)   Perpetual maturity.

(e) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2016, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,899,579 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,637,919.

(f) Call options on securities indices were written on a portion of the common stock positions that were not used to cover call options written on individual equity securities held in the Fund's portfolio.

ADR   American Depositary Receipt


Page 12                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2016 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2016 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE
                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        5/31/2016          PRICES           INPUTS           INPUTS
                                                      --------------   --------------   --------------   --------------
Common Stocks*.....................................   $   62,383,220   $   62,383,220   $           --   $           --
Master Limited Partnerships*.......................        2,566,477        2,566,477               --               --
Common Stocks - Business Development
   Companies*......................................        1,053,640        1,053,640               --               --
Senior Floating-Rate Loan Interests*...............       15,945,553               --       15,945,553               --
$25 Par Preferred Securities*......................        3,205,052        3,205,052               --               --
$100 Par Preferred Securities*.....................          738,150          738,150               --               --
Investment Companies*..............................        1,370,744        1,370,744               --               --
Real Estate Investment Trusts......................        3,425,850        3,425,850               --               --
                                                      --------------   --------------   --------------   --------------
Total Investments..................................   $   90,688,686   $   74,743,133   $   15,945,553   $           --
                                                      ==============   ==============   ==============   ==============


                                                   LIABILITIES TABLE
                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                        5/31/2016          PRICES           INPUTS           INPUTS
                                                      --------------   --------------   --------------   --------------
Call Options Written...............................   $     (278,070)  $     (278,070)  $           --   $           --
                                                      ==============   ==============   ==============   ==============


* See Portfolio of Investments for Industry Breakout.

All transfers in and out of the Levels are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at May 31, 2016.


                        See Notes to Financial Statements                Page 13

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2016 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $93,427,026)...........................................................................     $   90,688,686
Cash............................................................................................          1,473,320
Receivables:
   Investment securities sold...................................................................          1,092,799
   Dividends....................................................................................            225,894
   Interest.....................................................................................            148,530
   Dividend reclaims............................................................................                440
Prepaid expenses................................................................................             18,957
                                                                                                     --------------
   Total Assets.................................................................................         93,648,626
                                                                                                     --------------
LIABILITIES:
Outstanding loan................................................................................         17,600,000
Options written, at value (Premiums received $150,872)..........................................            278,070
Payables:
   Investment securities purchased..............................................................            126,635
   Investment advisory fees.....................................................................             78,007
   Audit and tax fees...........................................................................             30,060
   Administrative fees..........................................................................             12,668
   Unfunded loan commitments....................................................................              9,574
   Interest and fees on loan....................................................................              6,518
   Printing fees................................................................................              5,518
   Transfer agent fees..........................................................................              4,905
   Trustees' fees and expenses..................................................................              3,082
   Custodian fees...............................................................................              3,075
   Financial reporting fees.....................................................................                771
Other liabilities...............................................................................                758
                                                                                                     --------------
   Total Liabilities............................................................................         18,159,641
                                                                                                     --------------
NET ASSETS......................................................................................     $   75,488,985
                                                                                                     ==============
NET ASSETS CONSIST OF:
Paid-in capital.................................................................................     $  135,726,740
Par value.......................................................................................             82,595
Accumulated net investment income (loss)........................................................         (1,650,282)
Accumulated net realized gain (loss) on investments and written options.........................        (55,804,530)
Net unrealized appreciation (depreciation) on investments and written options...................         (2,865,538)
                                                                                                     --------------
NET ASSETS......................................................................................     $   75,488,985
                                                                                                     ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)............................     $         9.14
                                                                                                     ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized).....          8,259,517
                                                                                                     ==============


Page 14                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2016 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $13,763)...........................................     $    1,436,256
Interest........................................................................................            512,958
                                                                                                     --------------
   Total investment income......................................................................          1,949,214
                                                                                                     --------------
EXPENSES:
Investment advisory fees........................................................................            459,216
Interest and fees on loan.......................................................................            104,152
Administrative fees.............................................................................             53,067
Audit and tax fees..............................................................................             26,750
Printing fees...................................................................................             18,726
Transfer agent fees.............................................................................             12,505
Trustees' fees and expenses.....................................................................              8,933
Custodian fees..................................................................................              6,146
Financial reporting fees........................................................................              4,625
Legal fees......................................................................................              1,848
Other...........................................................................................             28,637
                                                                                                     --------------
   Total expenses...............................................................................            724,605
                                                                                                     --------------
NET INVESTMENT INCOME (LOSS)....................................................................          1,224,609
                                                                                                     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................................................         (1,330,579)
   Written options..............................................................................            247,079
                                                                                                     --------------
Net realized gain (loss)........................................................................         (1,083,500)
                                                                                                     --------------
Net change in unrealized appreciation (depreciation) on:
   Investments..................................................................................          1,566,748
   Written options..............................................................................           (228,191)
                                                                                                     --------------
Net change in unrealized appreciation (depreciation)............................................          1,338,557
                                                                                                     --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................            255,057
                                                                                                     --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS................................     $    1,479,666
                                                                                                     ==============


                        See Notes to Financial Statements                Page 15

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE
                                                                                           SIX MONTHS       FOR THE
                                                                                             ENDED            YEAR
                                                                                           5/31/2016         ENDED
                                                                                          (UNAUDITED)      11/30/2015
                                                                                          ------------    ------------
OPERATIONS:
Net investment income (loss).........................................................     $  1,224,609    $  2,607,351
Net realized gain (loss).............................................................       (1,083,500)      1,472,240
Net change in unrealized appreciation (depreciation).................................        1,338,557      (5,843,655)
                                                                                          ------------    ------------
Net increase (decrease) in net assets resulting from operations......................        1,479,666      (1,764,064)
                                                                                          ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income................................................................       (2,808,236)     (4,292,340)
Return of capital....................................................................               --      (1,324,132)
                                                                                          ------------    ------------
Total distributions to shareholders..................................................       (2,808,236)     (5,616,472)
                                                                                          ------------    ------------
Total increase (decrease) in net assets..............................................       (1,328,570)     (7,380,536)

NET ASSETS:
Beginning of period..................................................................       76,817,555      84,198,091
                                                                                          ------------    ------------
End of period........................................................................     $ 75,488,985    $ 76,817,555
                                                                                          ============    ============
Accumulated net investment income (loss) at end of period............................     $ (1,650,282)   $    (66,655)
                                                                                          ============    ============
COMMON SHARES:
Common Shares at end of period.......................................................        8,259,517       8,259,517
                                                                                          ============    ============


Page 16                 See Notes to Financial Statements

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2016 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations....................       $  1,479,666
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments......................................................         (5,495,812)
     Sales, maturities and paydowns of investments.................................         10,169,859
     Proceeds from written options.................................................          1,933,794
     Amount paid to close written options..........................................         (1,759,957)
     Return of capital and realized gain distributions received from investments               106,782
     Net amortization/accretion of premiums/discounts on investments...............              7,918
     Net realized gain/loss on investments and written options.....................          1,083,500
     Net change in unrealized appreciation/depreciation on investments
        and written options........................................................         (1,338,557)

CHANGES IN ASSETS AND LIABILITIES:
     Decrease in interest receivable...............................................             11,371
     Decrease in dividends receivable..............................................              8,114
     Increase in prepaid expenses..................................................            (14,881)
     Increase in interest and fees on loan payable.................................              1,303
     Decrease in investment advisory fees payable..................................             (1,908)
     Decrease in audit and tax fees payable........................................            (23,440)
     Decrease in legal fees payable................................................             (1,065)
     Decrease in printing fees payable.............................................             (8,886)
     Decrease in administrative fees payable.......................................             (4,684)
     Increase in custodian fees payable............................................                935
     Increase in transfer agent fees payable.......................................              2,714
     Increase in Trustees' fees and expenses payable...............................                271
     Increase in other liabilities.................................................                758
                                                                                          ------------
CASH PROVIDED BY OPERATING ACTIVITIES..............................................                       $  6,157,795
                                                                                                          ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to Common Shareholders from net investment income...............         (2,808,236)
     Repayment of borrowing........................................................         (3,200,000)
                                                                                          ------------
CASH USED IN FINANCING ACTIVITIES..................................................                         (6,008,236)
                                                                                                          ------------
Increase in cash...................................................................                            149,559
Cash at beginning of period........................................................                          1,323,761
                                                                                                          ------------
Cash at end of period..............................................................                       $  1,473,320
                                                                                                          ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees..................................                       $    102,849
                                                                                                          ============


                        See Notes to Financial Statements                Page 17

FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                          SIX MONTHS
                                            ENDED                               YEAR ENDED NOVEMBER 30,
                                          5/31/2016     ------------------------------------------------------------------------
                                         (UNAUDITED)        2015         2014 (a)       2013 (b)         2012           2011
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period....  $     9.30     $    10.19     $     9.73     $     8.63     $     9.20     $     9.93
                                          ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)............        0.15           0.32           0.32           0.20           0.51           0.84 (c)
Net realized and unrealized gain
   (loss)...............................        0.03          (0.53)          0.80           1.53          (0.36)         (0.56)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations........        0.18          (0.21)          1.12           1.73           0.15           0.28
                                          ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...................       (0.34)         (0.52)         (0.66)         (0.33)         (0.51)         (0.78)
Return of capital.......................          --          (0.16)            --          (0.30)         (0.21)         (0.24)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Total distributions to Common
   Shareholders.........................       (0.34)         (0.68)         (0.66)         (0.63)         (0.72)         (1.02)
                                          ----------     ----------     ----------     ----------     ----------     ----------
Premiums from shares sold in Common
   Share offering.......................          --             --             --             --             --           0.01
                                          ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period..........  $     9.14     $     9.30     $    10.19     $     9.73     $     8.63     $     9.20
                                          ==========     ==========     ==========     ==========     ==========     ==========
Market value, end of period.............  $     8.90     $     8.17     $     9.19     $     8.55     $     7.69     $     8.41
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN BASED ON NET ASSET
   VALUE (d)............................        2.39%         (1.23)%        12.81% (e)     21.52%          2.24% (f)      2.81%
                                          ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN BASED ON MARKET
   VALUE (d)............................       13.49%         (3.79)%        15.78%         19.84%         (0.34)%       (10.96)%
                                          ==========     ==========     ==========     ==========     ==========     ==========

-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....  $   75,489     $   76,818     $   84,198     $   80,396     $   71,261     $   75,980
Ratio of total expenses to average net
   assets...............................        1.99% (g)      1.90%          1.91%          1.52%          1.48%          1.60%
Ratio of total expenses to average net
   assets...............................
   excluding interest expense...........        1.70% (g)      1.65%          1.67%          1.50%          1.48%          1.60%
Ratio of net investment income (loss) to
   average net assets...................        3.36% (g)      3.24%          3.17%          2.18%          5.60%          8.42%
Portfolio turnover rate.................           5%            54%           112%           184%           790%         1,297%
INDEBTEDNESS:
Total loan outstanding (in 000's).......  $   17,600     $   20,800     $   23,500     $   18,000     $      N/A     $      N/A
Asset coverage per $1,000 of
   indebtedness (h).....................  $    5,289     $    4,693     $    4,583     $    5,466     $      N/A     $      N/A

-----------------------------

(a) On February 21, 2014, the Fund's Board of Trustees approved an interim and a new sub-advisory agreement with Chartwell Investment Partners, Inc., which became the Fund's sub-advisor on March 5, 2014, under an interim sub-advisory agreement. On July 2, 2014, the shareholders voted to approve the new sub-advisory agreement.

(b) On June 9, 2013, the Fund's Board of Trustees approved an interim and new sub-advisory agreement with Chartwell Investment Partners, L.P., which became the Fund's sub-advisor on July 1, 2013, under the interim sub-advisory agreement. On September 16, 2013, the shareholders voted to approve the new sub-advisory agreement.

(c)   Based on average shares outstanding.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e) The Fund received a payment from the sub-advisor in the amount of $3,729. The payment from the sub-advisor represent less than $0.01 per share and had no effect on the Fund's total return.

(f) The Fund received a payment from the former sub-advisor in the amount of $12,651. The payment from the former sub-advisor represents less than $0.01 per share and had no effect on the Fund's total return.

(g)   Annualized.

(h) Calculated by taking the Fund's total assets less the Fund's liabilities (not including the loan outstanding), and dividing by the outstanding loan balance in 000's.


Page 18                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2016 (UNAUDITED)


                                1. ORGANIZATION

First Trust Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on June 14, 2007 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAV on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. It has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing at least 80% of its Managed Assets (as defined below) in a diversified portfolio of dividend paying, multi-cap equity securities, that Chartwell Investment Partners, LLC ("Sub-Advisor" or "Chartwell") believes offer the potential for attractive income and/or capital appreciation, and debt securities and senior, secured floating rate loans ("Senior Loans")(1) that First Trust Advisors L.P. ("First Trust" or the "Advisor") believes offer the potential for attractive income and/or capital appreciation. The Fund's portfolio consists of two components: (1) the "Equity Component," which consists primarily of equity securities of both U.S. and non-U.S. issuers of any market capitalization that are readily traded on a registered U.S. national securities exchange ("Equity Securities"); and (2) the "Senior Loan/High Yield Debt Component." Chartwell manages the Equity Component of the Fund's portfolio and First Trust manages the Senior Loan/High Yield Debt Component of the Fund's portfolio. The Equity Securities in which the Fund may invest will include common stocks, preferred securities, convertible securities, American Depositary Receipts, including American Depositary Shares, European Depositary Receipts, Global Depositary Receipts and warrants, all of which will generally trade on a registered U.S. national securities exchange. In addition, Equity Securities will also include (including for purposes of the 80% test set forth above) investments in Real Estate Investment Trusts ("REITs"), Master Limited Partnerships ("MLPs") and investment companies, including exchange-traded funds and business development companies. The Senior Loan/High Yield Debt Component will primarily consist of (i) Senior Loans and (ii) debt securities that are rated below investment grade (i.e., "junk bonds") or unrated at the time of purchase and deemed to be of comparable credit quality. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated Equity Securities of non-U.S. issuers. On an ongoing and consistent basis, the Fund expects to write (sell) covered call options on equity indices and/or Equity Securities with strike prices and expiration dates that are collectively intended to provide risk/reward characteristics that are consistent with the Fund's investment objectives. Managed Assets are defined as the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

On March 18, 2016, First Trust announced that the Fund's Board of Trustees approved the merger of the Fund into First Trust High Income ETF (Nasdaq: FTHI), an actively managed exchange-traded fund ("ETF") managed by First Trust, and a series of First Trust Exchange-Traded Fund VI (the "Trust"). FTHI will be the surviving fund. Under the terms of the proposed transaction, which is expected to be tax-free, the Fund's assets would be transferred to, and the Fund's liabilities would be assumed by, FTHI, and the Fund's shareholders would receive shares of FTHI with a value equal to the aggregate net asset value of the Fund's shares held by them. It is currently expected that the transaction will be consummated no later than October 31, 2016, subject to requisite shareholder approvals, satisfaction of applicable regulatory requirements and approvals, and customary closing conditions. There is no assurance when or whether such approvals, or any other approvals required for the transaction, will be obtained.

On September 15, 2015, the Fund commenced a Share Repurchase Program. On March 15, 2016, the Share Repurchase Program expired.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's

-----------------------------
(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2016 (UNAUDITED)


investment advisor, First Trust, in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, MLPs and other securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted Securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the Fund might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2016 (UNAUDITED)


Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund's Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the pricing service cannot or does not provide a value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of the security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

     12)    issuer's competitive position within the industry;

     13) issuer's ability to access additional liquidity through public and/or private markets; and

     14)    other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2016, is included with the Fund's Portfolio of Investments.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2016 (UNAUDITED)


B. OPTION CONTRACTS

The goal of the option overlay strategy is to generate additional income from option premiums in an attempt to enhance the distributions payable to shareholders and reduce overall portfolio volatility. The Fund generally will write "at-the-money" or "out-of-the-money" call options on stock indices and single stocks. The option strategy is managed by Chartwell. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If a single stock option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. Index options, if exercised, are settled in cash and therefore the Fund never has to deliver any physical securities. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written
(sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) on written options" on the Statement of Operations.

Single stock options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premium and discounts are amortized over the expected life of each respective borrowing.

The Fund may hold the securities of REITs. Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

For the six months ended May 31, 2016, distributions of $106,782 received from investments have been reclassified as return of capital and realized gain. The cost basis of applicable investments has been reduced accordingly.

D. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of May 31, 2016.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2016 (UNAUDITED)


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Level dividend distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund's taxable year, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund's assets. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended November 30, 2015 was as follows:

Distributions paid from:
Ordinary income...................................  $    4,292,340
Capital gain......................................              --
Return of capital.................................       1,324,132

As of November 30, 2015 the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income.....................  $           --
Undistributed capital gains.......................              --
                                                    --------------
Total undistributed earnings......................              --
Accumulated capital and other losses..............     (54,491,015)
Net unrealized appreciation (depreciation)........      (4,338,903)
                                                    --------------
Total accumulated earnings (losses)...............     (58,829,918)
Other.............................................        (161,862)
Paid-in capital...................................     135,809,335
                                                    --------------
Net assets........................................  $   76,817,555
                                                    ==============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. During the taxable year ended November 30, 2015, the Fund utilized pre-enactment capital loss carryforwards in the amount of $1,895,683 for federal income tax purposes. At November 30, 2015, the Fund had pre-enactment capital losses for federal income tax purposes of $54,491,015 expiring as follows and no non-expiring net capital losses:

         EXPIRATION DATE          AMOUNT
         November 30, 2016      $30,255,638
         November 30, 2017       17,263,318
         November 30, 2018        5,877,626
         November 30, 2019        1,094,433

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of May 31, 2016, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2016 (UNAUDITED)


G. EXPENSES

The Fund will pay all expenses directly related to its operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Chartwell serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets allocated to the Sub-Advisor that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Prior to January 1, 2016, the fixed annual retainer was allocated pro rata based on each fund's net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended May 31, 2016 were $5,375,517 and $10,682,503, respectively.

                           5. DERIVATIVE TRANSACTIONS

Written option activity for the Fund was as follows:

                                                NUMBER
                                                  OF
WRITTEN OPTIONS                                CONTRACTS        PREMIUMS
-----------------------------------------------------------------------------
Options outstanding at November 30, 2015...        1,970       $   224,113
Options Written............................       10,725         1,933,794
Options Expired............................       (7,770)         (571,324)
Options Exercised..........................         (305)          (21,867)
Options Closed.............................       (3,515)       (1,413,844)
                                               ---------       -----------
Options outstanding at May 31, 2016........        1,105       $   150,872
                                               =========       ===========

The following table presents the type of derivative held by the Fund at May 31, 2016, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                           ASSET DERIVATIVES                     LIABILITY DERIVATIVES
                                 -------------------------------------- ----------------------------------------
DERIVATIVE                       STATEMENT OF ASSETS AND                 STATEMENT OF ASSETS AND
INSTRUMENT      RISK EXPOSURE     LIABILITIES LOCATION       VALUE        LIABILITIES LOCATION        VALUE
--------------- ---------------- ----------------------- -------------- ------------------------- --------------
Written Options Equity Risk                --                  --       Options written, at value    $278,070


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended May 31, 2016, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2016 (UNAUDITED)


STATEMENT OF OPERATIONS LOCATION
---------------------------------------------------------------------------
EQUITY RISK EXPOSURE
Net realized gain (loss) on written options                     $   247,079
Net change in unrealized appreciation (depreciation) on
   written options                                                 (228,191)

The Fund does not have the right to offset financial assets and financial liabilities related to option contracts on the Statement of Assets and Liabilities.

                                 6. BORROWINGS

The Fund entered into a committed facility agreement with Pershing LLC that has a maximum commitment amount of $27,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 70 basis points. The average amount outstanding for the six months ended May 31, 2016, was $19,045,902, with a weighted average interest rate of 1.12%. As of May 31, 2016, the Fund had outstanding borrowings of $17,600,000 under this committed facility agreement. The high and low annual interest rates for the six months ended May 31, 2016, were 1.14% and 0.94%, respectively. The interest rate at May 31, 2016, was 1.14%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On July 11, 2016, the Fund declared a distribution of $0.17 per share to Common Shareholders of record on July 26, 2016, payable July 29, 2016.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2016 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2016 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                    SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of the First Trust Dividend and Income Fund was held on April 22, 2016 (the "Annual Meeting"). At the Annual Meeting, James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Dividend and Income Fund as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2019. The number of votes cast in favor of Mr. Bowen was 6,302,441, the number of votes against was 378,519 and the number of broker non-votes was 1,578,557. The number of votes cast in favor of Mr. Nielson was 6,300,466, the number of votes against was 380,494 and the number of broker non-votes was 1,578,557. Thomas R. Kadlec, Robert F. Keith and Richard E. Erickson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

QUALIFIED DIVIDEND INCOME TAX RISK: There can be no assurance as to what portion of the distributions paid to the Fund's Common Shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate Common Shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the Common Shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

OPTION RISK: The Fund may write (sell) covered call options on all or a portion of the equity securities held in the Fund's portfolio as determined to be appropriate by the Fund's Sub-Advisor, consistent with the Fund's investment objective. The ability to successfully implement the Fund's investment strategy depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold an equity security that it might otherwise sell. There can be no assurance that a liquid market for the options will exist when the Fund seeks to close out an option position. Additionally, to the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to additional risks.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares upon liquidation. If the Fund is not in compliance with

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST DIVIDEND AND INCOME FUND (FAV)
                            MAY 31, 2016 (UNAUDITED)


certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

CREDIT RISK: The Senior Loans in which the Fund invests are also subject to credit risk. Credit risk is the risk of nonpayment of scheduled contractual repayments whether interest and/or principal payments or payments for services. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or contractual counterparty experiences a decline in its financial status.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market. In addition, Senior Loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund's ability to settle the sale of Senior Loans. If the economy experiences a sudden downturn, or if the market for the Senior Loans in which the Fund invests becomes distressed, the Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

REIT RISK: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Chartwell Investment Partners, LLC
1235 Westlakes Drive, Suite 400
Berwyn, PA 19312

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust Dividend and Income Fund
              ---------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        principal executive officer)

Date: July 19, 2016
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 19, 2016
     ---------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: July 19, 2016
     ---------------

* Print the name and title of each signing officer under his or her signature.